Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

-	DF I-Courtland, LLC
-	DF I-Edenton, LLC
-	DF I-Moyock, LLC
-	Lumber River Village Associates, LLC
-	WHLR – Lumber River, LLC
-	Northpointe Investors, LLC
-	Riversedge Office Associates, LLC
-	Tuckernuck Associates, LLC
-	Walnut Hill Plaza Associates, LLC
-	WHLR Surrey Plaza Associates, LLC
-	WHLR – Surrey Plaza, LLC
-	WHLR Twin City Crossing, LLC
-	WHLR Tampa Festival, LLC
-	WHLR Forrest Gallery, LLC
-	WHLR Clover, LLC
-	WHLR St. George, LLC
-	WHLR South Square, LLC
-	WHLR Waterway, LLC
-	WHLR Westland, LLC
-	WHLR Winslow, LLC
-	WHLR Port Crossing, LLC
-	WHLR – PCSC Associates, LLC
-	WHLR Cypress, LLC
-	WHLR Harrodsburg, LLC
-	WHLR LaGrange, LLC
-	WHLR Freeway Junction, LLC
-	WHLR Pierpont Center, LLC
-	WHLR Crockett Square, LLC
-	Wheeler REIT, L.P.
-	Wheeler Real Estate Investment Trust, Inc.
-	Wheeler Interests, LLC
-	Wheeler Real Estate, LLC
-	WHLR Brook Run Property, LLC
-	WHLR Alex City Marketplace, LLC
-	WHLR Brook Run Associates, LLC
-	Chesapeake Square Associates, LLC
-	WHLR Sunshine Shopping Plaza, LLC
-	WHLR Cardinal Plaza, LLC
-	WHLR Franklinton Square, LLC
-	WHLR Nashville Commons, LLC
-	WHLR Parkway Plaza, LLC
-	WHLR Grove Park, LLC
-	WHLR Fort Howard Square, LLC
-	WHLR Conyers Crossing, LLC
-	WHLR Shoppes at Myrtle Park, LLC
-	WHLR Darien, LLC
-	WHLR Devine, LLC
-	WHLR Folly Road Crossing, LLC
-	WHLR Georgetown, LLC
-	WHLR Ladson Crossing, LLC
-	WHLR Lake Greenwood Crossing, LLC
-	WHLR Lake Murray, LLC
-	WHLR – St. George II, LLC
-	WHLR Litchfield Market Village, LLC
-	WHLR Moncks Corner, LLC
-	WHLR Mullins South Park, LLC
-	WHLR Ridgeland, LLC
-	WHLR South Lake Pointe, LLC
-	WHLR Rivergate, LLC
-	WHLR Riverbridge Shopping Center, LLC
-	WHLR New Market Crossing, LLC
-	WHLR Village of Martinsville, LLC

-	Sangaree/Tri-County, LLC
-	South Main Streets, LLC
-	WHLR Laburnum Square, LLC
-	WHLR Franklin Village, LLC
-	WHLR Columbia Fire House, LLC
-	WHLR Beaver Ruin Village, LLC
-	WHLR Beaver Ruin Village II, LLC
-	WHLR Bryan Station, LLC
-	WHLR Butler Square, LLC
-	Harbor Pointe Associates, LLC
-	DFI Berkley, LLC
-	WHLR JANAF, LLC
-	WHLR JEB, LLC
-	WHLR-JANAF 1, LLC
-	WHLR -JANAF 2, LLC
-	Cedar Realty Trust, Inc.